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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  May 31, 2002


                         AMR CORPORATION
     (Exact name of registrant as specified in its charter)


     Delaware                     1-8400                  75-1825172
(State of Incorporation) ( Commission File Number)      (IRS Employer
                                                      Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
 (Address of principal executive offices)                (Zip Code)


                          (817) 963-1234
                  (Registrant's telephone number)







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Item 9.   Regulation FD Disclosure

AMR Corporation (AMR or the Company) is furnishing herewith updated monthly guidance on unit cost, fuel, traffic and capacity for the months of March through July 2002.



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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  May 31, 2002

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AMR EAGLE EYE

                                        May 31, 2002

     Statements in this report contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this report, the words "expect", "forecast", "anticipates" and similar expressions are intended to identify forward-looking statements. All such statements are based on information available to the Company on the date of this report. The Company undertakes no obligation to update or revise any forward-looking statement, regardless of reason. This discussion includes forecasts of costs per ASM, capacity, traffic, fuel cost and fuel consumption, revenue, and earnings, each of which is a forward-looking statement. There are a number of factors that could cause actual results to differ materially from our forecasts. Such factors include, but are not limited to: the continuing impact of the events of September 11, 2001 on the Company, general economic conditions, competitive factors within the airline industry which could affect the demand for air travel, changes in the Company's business strategy, changes in commodity prices, the inability to successfully integrate the operations of TWA into those of American and to improve their profitability, higher than expected integration costs, and the inability to successfully integrate the workforce of TWA. For additional information regarding these and other factors see the Company's filings with the Securities and Exchange Commission, including but not limited to the Company's Form 10-K for the year ended December 31, 2001.

Monthly Update

Attached is our updated monthly guidance on unit cost, fuel, traffic and capacity for the months of March through July 2002.

Unit cost for the second quarter is expected to come in approximately 3 percent higher than last year - consistent with the high end of estimates previously provided. Additionally, based on recently reported ATA revenue data for April, AA's unit revenue performance remains under pressure, with year-over-year unit revenue declines exceeding those of the industry.

Key drivers of the unit revenue performance include: an above average exposure to domestic and South American markets which are showing greater year-over-year revenue declines for the industry as a whole and limited capacity in Asia where unit revenues are actually growing; a disappointing rate of recovery in business travel demand; a sizeable exposure to flow traffic; as well as recent pricing actions undertaken by the competition.

The above factors will again contribute to a significant loss in the second quarter, representing a slower sequential rate of earnings recovery than experienced in the first quarter.

Please call if you have additional questions.


                                    Michael Thomas
                                    Director, Investor Relations


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AMR EAGLE EYE

Unit
Costs

        AMR Consolidated Cost per ASM (in cents)
                                          Actual Actual --------Forecast--------
                                            Mar    Apr    May    Jun    Jul
             AMR Cost per ASM              11.1   11.6   11.4   11.4   11.1
              Yr/Yr B/(W)                  5.6%  (3.5%) (4.3%) (0.9%) (3.0%)

       Amererican Airlines Mainline Operations Cost per ASM (in cents)
                                          Actual Actual -----Forecast--------
                                            Mar    Apr    May    Jun    Jul

             AA Cost per ASM              10.8   11.2   11.0   11.0   10.8
              Yr/Yr B/(W)                  5.1%  (4.2%) (4.5%) (0.8%) (3.2%)


Capacity, Traffic and Fuel


                                         Actual Actual -----Forecast--------
                                          Mar    Apr    May    Jun    Jul
          AA Mainline Ops:
             Capacity (yr/yr)             5.3%  (8.2%) (12.3%) (11.0%)(9.0%)
             Traffic (yr/yr)              7.8%  (10.9%)(11.3%) (9.0%) (7.0%)

             Fuel (cents/gal incl. tax)    68      76     78     79     79
             Fuel Consumption (mil. gal.) 264     261    276    279    296

        American Eagle:
             Capacity (yr/yr)           (1.5%) (4.0%) (5.5%) (4.3%) (1.9%)
             Traffic (yr/yr)             7.0%   2.1%   2.1%  (2.5%) (0.3%)


Note: Both AMR Consolidated and AA Mainline include TWA LLC operations in 2002

Note:  TWA LLC became part of AA/AMR on April 10th, 2001